UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) December 10, 2007

WESTERN SIZZLIN CORPORATION

(Exact Name of Registrant As Specified In Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-25366	86-0723400
(Commission	(IRS Employer
File No.)	Identification Number)

416 South Jefferson Street, Suite 600

Roanoke, Virginia  24011

(Address of Principal Executive Offices) (Zip Code)

(540) 345-3195

(Registrant’s Telephone Number Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4 (c))

Item 7.01     Regulation FD Disclosure

The Company issued a press release on December 10, 2007 reporting the results of the recent rights offering, the opening of a new franchise restaurant in Parkersburg, West Virginia and the filing of an application to list its common stock for trading on the Nasdaq Capital Market.  A copy of the press release is attached as Exhibit 99.1.

Item 9.01     Financial Statements and Exhibits

Exhibit 99.1            Company press release dated December 10, 2007

The information contained in this Current Report on Form 8-K under Items 7.01 and 9.01 is being “furnished” pursuant to Items 7.01 and 9.01 of Form 8-K and, as such, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.  The information in Items 7.01 and 9.01 of this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTERN SIZZLIN CORPORATION

Date: December 11, 2007	By:	/s/ Robyn B. Mabe
Robyn B. Mabe
Vice President and Chief Financial Officer